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                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-44609, No. 33-66812, No. 33-67310, No. 33-67274, and No. 33-80478.



Kansas City, Missouri,                            /s/ Arthur Andersen LLP
 February 22, 1996